MMA Praxis International Fund
Class A Shares (MPIAX)

Summary Prospectus	MMA ®
May 1, 2010	Stewardship Solutions

Before you invest, you may want to review the MMA Praxis International Fund’s prospectus, which contains more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated May 1, 2010, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s prospectus and other information about the Fund online at www.mmapraxis.com.  You can also get this information at no cost by calling 800-977-2947 or by sending an e-mail request to memberinfor@mma-online.org.

Investment Objectives

The Fund seeks capital appreciation.  To a lesser extent, it seeks current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%
Redemption fee (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.90%
Distribution and Service (12b-1) fees	0.25%
Other Expenses [1]	0.82%
Total Annual Fund Operating Expenses	1.97%

1 Other Expenses have been restated to reflect current fees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$714	$1,111	$1,532	$2,700

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 194.23% of the average value of its portfolio.

Principal Investment  Strategies

The Fund invests primarily in equity securities of foreign companies which mean companies organized under the laws of, headquartered in, or whose common equity securities are principally traded in countries outside the United States.  The Fund’s Sub-Adviser selects securities for purchase by pairing a top-down approach for country and industry allocation and a bottom-up approach for stock selection.  Country and industry weightings are determined by reviewing multiple factors, including currency, economic, political and regulatory environments for the country or industry and how that compares to the rest of the world or industries.  The Sub-Adviser's style in selecting securities is a blend of growth and value investment styles.  In selecting securities, the Sub-Adviser focuses on maximizing investor opportunity while managing portfolio volatility and risk and working with the Adviser to identify securities appropriate under the Fund’s socially responsible investing criteria.  The Sub-Adviser uses the following as criteria to identify growth investment opportunities: the ability to deliver cash flow growth; solid management; a strong balance sheet; and sustainable competitive advantages.  The Sub-Adviser uses the following as criteria to identify value investment opportunities: securities priced at a discount; catalysts to unlock value; a strong balance sheet; and solid management.

Stewardship Investing  The Fund analyzes the performance of potential investments not only for financial strengths and outlook, but also for their ability to reflect certain core social values including:
•	Respecting the dignity and value of all people
•	Building a world at peace and free from violence
•	Demonstrating a concern for justice in a global society
•	Exhibiting responsible management practices
•	Supporting and involving communities
•	Practicing environmental stewardship

Principal Investment Risks

Because the value of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund.  You could lose money on your investment in the Fund, or the Fund could underperform other investments.  Some of the Fund’s holdings may underperform its other holdings.  Because the Fund invests primarily in foreign securities, it is subject to the additional risks presented by foreign investments, such as changes in currency exchange rates, a lack of adequate company information and political instability.

Who may want to invest?  Consider investing in the Fund if you are:
•	Investing for a long-term goal such as retirement (five-year or more investment horizon)
•	Looking to add a growth component to your portfolio
•	Looking to add foreign investment holdings to your portfolio
•	Willing to accept higher risks of investing in the stock market in exchange for potentially higher long-term returns

This Fund will not be appropriate for anyone:
•	Pursuing a short-term goal or investing emergency reserves
•	Seeking safety of principal
•	Seeking a stable share price

FUND PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Fund.  The bar chart shows the Fund’s performance for each calendar year for the last ten years.  The returns in the bar chart do not reflect any applicable sales charges.  If sales charges were reflected, returns would be lower than those shown.  The table shows how the Fund’s average annual total returns for different calendar periods over the last ten calendar years, both before and after taxes, compared to those of a broad-based securities market index.  Returns shown assume reinvestment of dividends and distributions.  Unlike the returns in the bar chart, the returns in the table assume the maximum applicable sales charge.

Please note that the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Annual Total Return Chart
For the Periods Ended December 31, 2009

2000	(20.64)%
2001	(25.92)%
2002	(19.73)%
2003	26.73%
2004	13.95%
2005	11.50%
2006	19.45%
2007	11.86%
2008	(41.53)%
2009	14.75%

Best Quarter	Quarter Ended September 30, 2009	17.98%
Worst Quarter	Quarter Ended September 30, 2008	(19.31)%

Average Annual Total Returns
For the Periods Ended December 31, 2009
	1-Year	5-Years	10-Years
Return Before Taxes	8.69%	(0.52)%	(3.72)%
Return After Taxes on Distributions [1]	8.69%	(0.88)%	(4.30)%
Return After Taxes on Distributions and Sale of Fund Shares [1]	5.65%	(0.42)%	(3.21)%
The Morgan Stanley Capital International — Europe Australasia and Far East Index (reflects no deduction for fees, expenses or taxes) [2]	32.46%	4.02%	1.58%

[1]
 The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  If you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, the after-tax returns are not relevant.

[2]
The Morgan Stanley Capital International — Europe Australasia and Far East Index (MSCI EAFE Index) is a widely recognized, unmanaged index composed of a sample of companies representative of the developed markets throughout the world, excluding the United States and Canada.

FUND MANAGEMENT

Investment Adviser

MMA Capital Management, Inc. (the “Adviser”) serves as the investment adviser to the Fund.

Investment Sub-Adviser

Evergreen Investment Management Company, LLC serves as the investment sub-adviser to the Fund.

Portfolio Manager

Fracis X. Claró, CFA®, has served as portfolio manager of the Fund since July 31, 2007.

PURCHASE OF FUND SHARES

The minimum initial investment for the Fund, including an IRA or pension, profit-sharing or other employee benefit plan (“Retirement Plans”), generally is $2,500.  The minimum requirement for subsequent investments in the Fund generally is $100.

Purchasing Fund Shares.  You generally may buy shares on any day the New York Stock Exchange (“NYSE”) is open (a “Business Day”).  BHIL Distributors, Inc. (“BHIL” or the “Distributor”) has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds (the “Authorized Broker-Dealer”).  If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it.  Contact your broker to determine whether it has an established relationship with the Distributor.

Selling Fund Shares.  In general, you may redeem shares on any Business Day:

•	Through your financial intermediary;

•	By writing to MMA Praxis Mutual Funds, P.O. Box 5356, Cincinnati, Ohio 45201-5356;

•	Via overnight service by calling 1-800-977-2947 for instructions;

•	Via wire transfer, if you have elected that option on you application, by calling 1-800-977-2947; or

•	Via the Automatic Withdrawal Plan, if you have elected this option.

TAX INFORMATION
The Funds intend to make distributions that may be taxed as either ordinary income or capital gains and you will generally have to pay federal income tax on such Fund distributions unless you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawals made from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.